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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Byron L. Bergren, President and Chief Executive Officer of The Elder-Beerman Stores Corp., (the "Company"), do hereby certify in accordance with 18. U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         The Quarterly Report on Form 10-Q of the Company for the period ended May 3, 2003 (the "Periodic Report") fully complies with the requirement of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

         The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: June 16, 2003
                                    /s/ Byron L. Bergren
                                    --------------------------------------------
                                    Byron L. Bergren
                                    President and Chief Executive Officer

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN FURNISHED TO THE ELDER-BEERMAN STORES CORP. AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.









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